Related Party and Party in Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party in Interest Transactions	Related Party and Party-in-Interest Transactions
Certain Plan investments are in funds and accounts that are managed by Empower or their subsidiaries and affiliates. Participant loan and distribution processing fees are paid to Empower by participants. The Plan paid for third party administrator fees and investment advisory fees which qualify as party-in-interest transactions. The Plan also issues loans to participants which are secured by the vested balance of the participants' accounts. Certain management fees in the form of an expense ratio charged to each investment option are paid by the Plan and deducted from earnings on investments. These transactions are party-in-interest transactions, which are exempt from prohibited transaction rules.
The Plan invests in stock of the Company; therefore, these transactions qualify as party‑in‑interest transactions, as defined under ERISA guidelines. Furthermore, certain plan expenses were paid by the Plan Sponsor.
On December 30, 2024, the Company executed and exchanged 1 share in exchange for 10 share as part of a stock split related to its IPO. The shares of common stock held by the plan at the offering date were converted to public shares, trading on the New York Stock Exchange under the ticker symbol "NPB". At December 31, 2025 and 2024, the Plan held 951,600 shares of common stock of the Company. The shares had a cost basis of $3,130,576 at December 31, 2025 and 2024. The 951,600 shares of Northpointe Bancshares, Inc. stock held by the Plan as of December 31, 2025 and 2024 represent 2.8% and 3.7% of the Company's outstanding shares as of December 31, 2025 and 2024, respectively.